SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2015 (April 17, 2015)

ICON VAPOR, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55284	46-1471251
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

8525 Arjons Drive, Suite A

San Diego, CA 92126

Tel. (858) 564-9513

 (Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ICON VAPOR, INC.

Form 8-K

Current Report

ITEM 4.01    CHANGE IN COMPANY’S CERTIFYING ACCOUNTANT

(a) On April 17, 2015, Icon Vapor, Inc. (the “Company”) accepted the resignation of Terry L. Johnson, CPA (“Johnson”) from his engagement to be the registered independent certifying accountant for the Company.

Other than an explanatory paragraph included in Johnson’s audit report for the Company's fiscal years ended December 31, 2014 and 2013 relating to the uncertainty of the Company's ability to continue as a going concern, the audit reports of Johnson on the Company's financial statements for the last fiscal year ended December 31, 2014 and 2013 through April 17, 2015, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s 2014 and 2013 fiscal year and through the date of this Current Report on Form 8-K, (1) there were no disagreements with Johnson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Johnson, would have caused Johnson to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided a copy of the foregoing disclosures to Johnson prior to the date of the filing of this report and requested that Johnson furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

(b) On April 17, 2015, the Board of Directors of the Company approved the engagement of Danielle M. Adams, CPA of Adams Advisory, LLC (“Adams”), as the Company's independent accountant effective immediately to audit the Company’s financial statements and to perform reviews of interim financial statements. During the fiscal years ended December 31, 2014 and 2013 through April 17, 2015 neither the Company nor anyone acting on its behalf consulted with Adams regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by Adams on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement with Johnson or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

              (d)   Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit No.	Document	Location
16.1	Letter dated April 17, 2015, from Terry L. Johnson, CPA to the Securities and Exchange Commission regarding statements included in this Form 8-K.	Filed herewith

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICON VAPOR, INC.

Dated: April 21, 2015	/s/ Daniel Balsiger
	By:	Daniel Balsiger
	Its:	Chief Executive Officer

3